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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                        Pursuant to Section 13 or 15 (d)
                     of the Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported)
                                 April 23, 2003

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                             First Financial Bancorp
             (Exact name of registrant as specified in its charter)

          California                                    94-2822858
(State or other jurisdiction of             (IRS Employer Identification Number)
Incorporation or organization)

                                     0-12499
                              (Commission File No.)

           701 South Ham Lane
            Lodi, California                                      95242
(Address of principal executive offices)                       (Zip code)

                                 (209) 367-2000
              (Registrant's telephone number, including area code)

                                 Not Applicable
          (Former name or former address, if changed since last report)


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Item 7.  Financial Statements and Exhibits

         (c)      Exhibits

         Exhibit No.   Description

         99.1 Press release issued by First Financial Bancorp on April 23, 2003, furnished in accordance with Item 12 of this Current Report on Form 8-K

Item 9.  Regulation FD disclosure

         The  following   information   is  furnished   under  this  Item  9  in
satisfaction of Item 12, "Disclosure of Results of Operations and Financial Condition."

         On April 23, 2003, First Financial Bancorp announced its earnings for the first quarter of the 2003 fiscal year. A copy of the press release dated April 23, 2003, describing first quarter earnings is attached as Exhibit 99.1.

         This information is being furnished pursuant to Item 12 of Form 8-K and is being presented under Item 9 as provided in the Commission's interim guidance regarding Form 8-K Item 12 filing requirements (Release No. 34-47583).


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                 First Financial Bancorp


                                                 By: /s/ Allen R. Christenson
                                                 ----------------------------
                                                 Allen R. Christenson
                                                 Senior Vice President
                                                 Chief Financial Officer

Date: April 23, 2003


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                                  EXHIBIT INDEX

Exhibit           Description
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  99.1            Press Release dated April 23, 2003